UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                 DATE OF EARLIEST REPORTED EVENT - September 28, 2005

                           NORTHWEST PASSAGE VENTURES, LTD.
             (Exact name of Registrant as specified in its charter)

             NEVADA                     333-110052               20-0177856
(State or other jurisdiction of        (Commission            (IRS Employer
          incorporation)               File Number)       Identification Number)

                               509-207 West Hastings Street
                               Vancouver, British Columbia
                                    V6B 1H7    Canada
           (Address of principal executive offices, including zip code)

                                 (604) 687-3113
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

					-1-


Item 5.01: Changes in Control of Registrant.

     On September 28, 2005, Mr. Arndt O. Roehlig, a majority shareholder, returned to Company Treasury all common stock issued to him being a total of Twelve Million (12,000,000) restricted common shares. Previously, on July 14, 2005, Mr. Arndt O. Roehlig resigned as a director and the Secretary and Treasurer of the Company.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Northwest Passage Ventures, Ltd. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                NORTHWEST PASSAGE VENTURES, LTD.

Dated: October 4, 2005


                                By: /s/ Axel G. Roehlig
                                -------------------------------
                                Name:  Axel G. Roehlig
                                Title: President, Chief Executive Officer,
                                Chief Financial Officer, Principal
                                Accounting Officer, Secretary,
                                Treasurer and a member of the Board
                                of Directors